EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended February 6, 2015

Current Month				Rolling Performance*				Rolling Risk Metrics* (March 2010 – February 2015)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	-2.0%	-2.0%	0.7%	11.5%	-1.3%	-1.0%	1.6%	-1.0%	9.9%	-28.6%	-0.1	-0.1
B**	-2.0%	-2.0%	0.7%	10.9%	-1.9%	-1.6%	0.9%	-1.6%	9.9%	-29.9%	-0.1	-0.2
Legacy 1***	-1.9%	-1.9%	0.9%	13.4%	0.7%	1.0%	N/A	1.0%	9.8%	-23.7%	0.1	0.1
Legacy 2***	-1.9%	-1.9%	0.9%	13.3%	0.6%	0.7%	N/A	0.7%	9.8%	-24.4%	0.1	0.1
Global 1***	-1.9%	-1.9%	1.0%	14.2%	1.3%	0.8%	N/A	0.8%	9.3%	-21.9%	0.1	0.1
Global 2***	-1.9%	-1.9%	1.0%	14.0%	1.1%	0.5%	N/A	0.5%	9.3%	-22.4%	0.1	0.1
Global 3***	-1.9%	-1.9%	0.8%	12.4%	-0.5%	-1.2%	N/A	-1.2%	9.3%	-26.2%	-0.1	-0.2

S&P 500 Total Return Index****	3.1%	3.1%	0.0%	12.6%	17.0%	15.6%	7.7%	15.6%	13.0%	-16.3%	1.2	2.0
Barclays Capital U.S. Long Gov Index****	-4.2%	-4.2%	3.9%	21.8%	6.3%	10.1%	7.8%	10.1%	11.8%	-15.5%	0.9	1.6
*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	24%					24%
Energy	12%	Short	Brent Crude Oil	3.4%	Short	12%	Short	Brent Crude Oil	3.4%	Short
			Crude Oil	3.4%	Short			Crude Oil	3.4%	Short
Grains/Foods	7%	Short	Wheat	1.4%	Short	7%	Short	Wheat	1.4%	Short
			Sugar	1.0%	Short			Sugar	1.0%	Short
Metals	5%	Short	Copper	2.5%	Short	5%	Short	Copper	2.5%	Short
			Copper LME	1.0%	Short			Copper LME	1.0%	Short
FINANCIALS	76%					76%
Currencies	24%	Long $	Euro	7.5%	Short	24%	Long $	Euro	7.5%	Short
			Japanese Yen	4.7%	Short			Japanese Yen	4.7%	Short
Equities	27%	Long	S&P 500	7.8%	Long	27%	Long	S&P 500	7.9%	Long
			Nasdaq	2.2%	Long			Nasdaq	2.2%	Long
Fixed Income	25%	Long	U.S. 10-Year Treasury Notes	4.2%	Long	25%	Long	U.S. 10-Year Treasury Notes	4.2%	Long
			Long Gilts	3.4%	Long			Long Gilts	3.4%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Crude oil markets rose nearly 7% following reports that production at a number of U.S. oil rigs had declined and demand was forecast to increase after a bullish U.S. employment report.  Natural gas markets also declined, under pressure from a smaller-than-expected decrease in U.S. inventories and weak demand caused by favorable weather in the Western U.S.

Grains/Foods
Corn and wheat markets rallied on heavy buying by investors who attempted to take advantage of recent price declines and U.S. dollar weakness.  Soybean and coffee markets moved higher following forecasts for depressed production from Brazil.  Sugar prices declined nearly 2% in anticipation the Indian government may announce new regulations that will incentivize sugar exporters.

Metals
Gold prices fell after a bullish U.S. employment report fostered beliefs the U.S. Federal Reserve will raise interest rates later this year.  Base metals markets generally rose, supported by upbeat U.S. service industry and U.S. auto sales data.

Currencies
The Swiss franc weakened as the Swiss National bank continued to take steps to devalue the currency.  The euro rallied versus the U.S. dollar after a strong rise in German industrial orders.  The Canadian dollar finished over 1% higher against the U.S. dollar due to strength in the crude oil markets.

Equities
U.S. equity markets had their strongest weekly rally in over two years because of improvements in the energy sector and better-than-expected corporate earnings reports.  European equity prices moved higher after news Greece withdrew its request for a write-down of its debt.

Fixed Income
U.S. Treasury and German Bund prices fell due to strength in the equity markets and a general increase in risk appetite amongst global investors.  The bullish U.S. employment report and beliefs the U.S. Federal Reserve will raise interest rates at mid-year also weighed on debt prices.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset): A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.